AMENDMENT TO ATLANTIC GULF COMMUNITIES CORPORATION
                           EMPLOYEE STOCK OPTION PLAN

         This Amendment to Atlantic Gulf Communities Corporation Employee Stock Option Plan (this "Amendment") is entered into this 15th day of April 1998.

         Reference is hereby made to the Atlantic Gulf Communities Corporation Employee Stock Option Plan, dated as of April 6, 1993, as amended to date (the "Plan"). Capitalized terms used herein and not otherwise defined have the meanings given to them in the Plan.

         The Board of Directors (the "Board") of Atlantic Gulf Communities Corporation (the "Company") believes that is in the best interests of the Company and its stockholders (the "Stockholders") to increase the total number of shares of Common Stock with respect to which Options may be granted under the Plan from 750,000 shares to 1,250,000 shares.

         Accordingly, the first sentence of Section 6. of the Plan is hereby amended and restated in its entirety to read as follows: "The total number total of shares of Common Stock with respect to which Options may be granted shall not exceed 1,250,000."

         From and after the Effective Date of this Amendment, all references to the Plan in the Plan and in any Option Agreement shall be to the Plan as amended by this Amendment.

         The Effective Date of this Amendment shall be the date on which this Amendment is approved by the Stockholders in accordance with the applicable provisions of the Delaware General Corporation Law, applicable federal and state securities laws, the Internal Revenue Code of 1986, as amended, and Section 16 of the Plan, which date shall be no later than the twelve month anniversary of the date of adoption of this Amendment by the Board. If the Stockholders do not approve this Amendment within twelve months of the date of adoption of this Amendment by the Board, then this Amendment shall be null and void AB INITIO and of no force or effect.

         From and the Effective Date of this Amendment, except as expressly amended hereby, the provisions of the Plan shall remain in full force and effect.
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         THE UNDERSIGNED, BEING THE SECRETARY OF ATLANTIC GULF COMMUNITIES
CORPORATION (THE "COMPANY"), HEREBY CERTIFIES THAT THE FOREGOING AMENDMENT TO ATLANTIC GULF COMMUNITIES CORPORATION STOCK OPTION PLAN WAS ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY, EFFECTIVE AS OF APRIL 15, 1998.

                                      By:
                                         ---------------------------------------
                                               Joel K. Goldman
                                               Secretary